Exhibit 10.1

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is made and entered into as of June 30, 2016, by and between MRI INTERVENTIONS, INC., a Delaware corporation (the “Company”) and [____________________] (the “Holder”).

WHEREAS, the Company issued to the Holder that certain 12% Second-Priority Secured Non-Convertible Promissory Note Due 2019 in the original principal amount of $[_______], dated as of March 25, 2014 (the “Note”);

WHEREAS, the Company issued to the Holder that certain Warrant to Purchase Common Stock dated as of March 25, 2014 entitling the Holder to purchase shares of the Company’s common stock at an exercise price per share equal to $1.75 (the “Warrant”); and

WHEREAS, the Company and the Holder desire to amend the Note and the Warrant to allow and provide for certain matters all as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to the Note.

1.1     Amendment to Section 1. Section 1 of the Note (Definitions) is hereby amended by adding the following new defined terms:

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Conversion Date” means the date of the closing of a Qualified Public Offering.

“Convertible Stock” means stock that is convertible into or exchangeable for Common Stock.

“Equity Security” means (i) Common Stock, and/or (ii) Convertible Stock, and/or (iii) Warrants.

“National Securities Exchange” means the New York Stock Exchange, the NYSE MKT, the National Market System of the Nasdaq Stock Market, or a national securities exchange or tier or segment thereof, including, without limitation, The Nasdaq Capital Market, that the U.S. Securities and Exchange Commission has found has listing standards that are substantially similar to the foregoing.

“Offered Security” means the Equity Security offered and sold in the Qualified Public Offering.

“Public Offering Price” means the public offering price of the Offered Security.

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“Qualified Public Offering” means the sale of an Equity Security to a third party that is not an affiliate of the Company in a public offering pursuant to an effective registration statement under the Securities Act, provided that, at the time of the closing of such sale, the Common Stock is listed, or approved or authorized for listing, on a National Securities Exchange.

“Warrants” means warrants or other rights to subscribe for or to purchase Common Stock.

1.2     Amendment to Section 4 (Payment of Principal and Interest). Section 4 of the Note (Payment of Principal and Interest) is hereby amended by deleting the second sentence thereof and substituting the following therefor: “Subject to earlier payment or conversion as provided for elsewhere in this Note, the Company shall pay to the Holder the entire unpaid principal amount and all unpaid accrued interest under this Note in full on the fifth (5th) year anniversary of the Original Issuance Date (the “Maturity Date”), except if such date is not a Business Day, in which case such principal and interest shall be payable on the next succeeding Business Day.”

1.3     Note Conversion. The Note is hereby amended by adding the following new Section 14:

“14.	Conversion.

(a)     Notwithstanding any provision herein to the contrary, immediately prior to the closing of a Qualified Public Offering, [____] percent ([__]%) of the outstanding principal amount of this Note (the “Conversion Principal Balance”), together with all unpaid accrued interest on such Conversion Principal Balance, shall automatically be converted into such number of the Offered Security that is equal to the Conversion Principal Balance and all unpaid accrued interest thereon divided by the Public Offering Price. The Holder shall be deemed to have become holder of record of such number of Offered Security as of the Conversion Date.

(b)     Upon conversion of this Note, the Holder shall deliver to the Company (i) the original of this Note for cancellation and reissuance by the Company of a new note reflecting the remaining principal balance or (ii) a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement reasonably satisfactory to the Company whereby the Holder agrees to indemnify the Company from any loss incurred by the Company in connection with the inability of the Holder to deliver this Note.

(c)     If any fraction would, except for the provisions of this Section 14(c), result from conversion of this Note, the number of the Offered Security into which this Note is converted shall be rounded up to the nearest whole number.

(d)      For the avoidance of any doubt, any conversion of this Note as herein provided (i) shall not be subject to the provisions of Section 7 hereof or any Subordination Agreement, and (ii) shall not constitute a prepayment of this Note pursuant to Section 5 hereof.”

1.3     General. The Note, and any and all other agreements, documents or instruments hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Note as amended hereby, are hereby amended so that any reference in such

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documents to the Note shall mean a reference to the Note as amended hereby. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Note are ratified and confirmed and shall continue in full force and effect.

2.	Amendments to the Warrant.

2.1     Qualified Public Offering. The Warrant is hereby amended by adding the following new Section 9(g):

“(g)	Qualified Public Offering.

(i)     If the Company closes a Qualified Public Offering and the Public Offering Price is less than the Exercise Price in effect immediately prior to the closing of such Qualified Public Offering, then the Exercise Price for the Applicable Warrant Shares, and only the Applicable Warrant Shares, shall be reduced to equal such Public Offering Price; provided, however, that if (A) the Offered Security is or includes Convertible Stock and/or Warrants and (B) the Conversion/Strike Price thereof is both (1) less than the Exercise Price in effect immediately prior to the closing of the Qualified Public Offering and (2) greater than the Public Offering Price, then the Exercise Price for the Applicable Warrant Shares shall instead be reduced to equal such Conversion/Strike Price. For the avoidance of any doubt whatsoever, the closing of a Qualified Public Offering shall not result in any adjustment to the Exercise Price for any Warrant Shares other than the Applicable Warrant Shares.

(ii)     In addition to the definitions set forth in this Warrant, for purposes of this Section 9(g):

“Applicable Warrant Shares” means [_____] percent ([__]%) of the total number of Warrant Shares that may be purchased upon exercise of this Warrant.

“Conversion/Strike Price” means, as applicable, the highest price per whole share for which Common Stock is issuable upon exercise of Warrants or upon conversion or exchange of Convertible Stock.

“Convertible Stock” means stock that is convertible into or exchangeable for Common Stock.

“Equity Security” means (A) Common Stock, and/or (B) Convertible Stock, and/or (C) Warrants.

“National Securities Exchange” means the New York Stock Exchange, the NYSE MKT, the National Market System of The Nasdaq Stock Market, or a national securities exchange or tier or segment thereof, including, without limitation, The Nasdaq Capital Market, that the U.S. Securities and Exchange Commission has found has listing standards that are substantially similar to the foregoing.

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“Offered Security” means the Equity Security offered and sold in the Qualified Public Offering.

“Public Offering Price” means the public offering price of the Offered Security.

“Qualified Public Offering” means the sale of an Equity Security in a public offering to a third party that is not an affiliate of the Company pursuant to an effective registration statement under the Securities Act, provided that, at the time of the closing of such sale, the Common Stock is listed, or approved or authorized for listing, on a National Securities Exchange.

2.2     General. The Warrant, and any and all other agreements, documents or instruments hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Warrant as amended hereby, are hereby amended so that any reference in such documents to the Warrant shall mean a reference to the Warrant as amended hereby. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Warrant and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Warrant are ratified and confirmed and shall continue in full force and effect.

3.	Miscellaneous.

3.1     Certain Representations. The Holder represents and warrants to the Company that: (a) the Holder is the legal, beneficial and record owner of the Note and the Warrant; (b) if the Holder is not an individual, the execution and delivery of this Amendment by the Holder have been duly authorized by all necessary action on the part of the Holder; (c) this Amendment has been duly executed and delivered by the Holder; (d) this Amendment constitutes the valid and legally binding obligation of the Holder enforceable against the Holder in accordance with its terms; (e) the Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Amendment, and has so evaluated such merits and risks, and (f) the Holder has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Amendment, and (ii) the opportunity to obtain such information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision with respect to this Amendment.

3.2      Tax Matters. The Holder acknowledges and affirms that (a) the Holder has been advised to consult its own tax advisor(s) regarding the application of U.S. federal income tax laws to the Holder with respect to this Amendment, as well as any tax consequences arising under U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S. or other taxing jurisdiction, and (b) the Holder has not relied upon any statements made by the Company or any of its agents, employees or representatives regarding any tax consequences to the Holder with respect to this Amendment.

3.3      Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

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3.4     Headings. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.

3.5      Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[The next page is the signature page]

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IN WITNESS WHEREOF, the Company and the Holder have caused this Amendment to be executed and delivered effective as of the day and year first written above.

THE COMPANY:

MRI INTERVENTIONS, INC.

By:

Name:

Title:

THE HOLDER:

[ ________________________________ ]

By:

Name:

Title:

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